                                      October 9, 2003

                                            U.S. Value Fund
                                      International Equity Fund

                                 JANUS ADVISER
                                INVESTOR SHARES
                                 CLASS I SHARES
                                 CLASS A SHARES
                                 CLASS C SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Investor Shares, Class I Shares, Class A Shares and Class C Shares (collectively, the "Shares") of Janus Adviser (the "Trust"), which is organized as a Delaware statutory trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund of the Trust. In addition, Vontobel Asset Management, Inc. ("Vontobel") is the subadviser for each Fund of the Trust and is responsible for the Funds' day to day investment operations.

     On October 10, 2003 the Funds participated in a tax-free reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares directly received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge received Class I Shares, existing Vontobel Class A shareholders who purchased their shares with a sales charge received Class A Shares, and existing Vontobel Class C shareholders received Class C Shares of the corresponding Fund(s). The Funds will not commence operations until October 13, 2003.

     Investor Shares may be purchased directly with the Funds. Class I Shares, Class A Shares and Class C Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, mutual funds "supermarkets," bank trust departments, brokers, financial advisers and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated October 9, 2003, which are incorporated by reference into this SAI and may be obtained from the Funds on janus.com, by calling 1-800-525-3713, by writing the Funds at the address shown on the back cover of the SAI, or from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about each Fund's operations and activities than the Prospectus. Certain portions of the Annual and Semiannual Reports of Vontobel U.S. Value Fund and Vontobel International Equity Fund, which contain important financial information about U.S. Value Fund and International Equity Fund, respectively, are incorporated by reference into this SAI, and such Reports are also available, without charge, from the Funds or from your plan sponsor or other financial intermediary.

(JANUS LOGO)

TABLE OF CONTENTS
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                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser and Subadviser................   37
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   50
                Portfolio Transactions and Brokerage.............   52
                Trustees and Officers............................   55
                Shares of the Trust..............................   66
                   Net Asset Value Determination.................   66
                   Purchases.....................................   67
                   Distribution and Shareholder Servicing
                   Plans.........................................   70
                   Redemptions...................................   71
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   76
                Principal Shareholders...........................   78
                Miscellaneous Information........................   79
                   Shares of the Trust...........................   79
                   Shareholder Meetings..........................   80
                   Voting Rights.................................   81
                   Independent Accountants.......................   81
                   Registration Statement........................   81
                Performance Information..........................   82
                Financial Statements.............................   89
                Appendix A.......................................   90
                   Explanation of Rating Categories..............   90

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
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CLASSIFICATION

               Each Fund is a series of Janus Adviser (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or non-diversified. U.S. Value Fund is classified as non-diversified. U.S. Value Fund will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). International Equity Fund is classified as diversified.

               Janus Capital is the investment adviser and Vontobel is the investment subadviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

               Unless otherwise indicated, the following investment restrictions have been adopted by each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

               (1) With respect to 75% of its total assets, International Equity Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

               (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

               (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

               (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
               (iv) participate in
               an interfund lending program with other registered investment companies.

               (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

               Except for the Funds' policies with respect to investments in illiquid securities and borrowings, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustee to date include the following:

               (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (e) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT STRATEGIES AND RISKS

Convertible Securities

               Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

               Each Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debt Securities

               Under normal circumstances, U.S. Value Fund will have at least 80% of its net assets invested in U.S. equity securities. U.S. Value Fund may also acquire debt securities. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which U.S. Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities, although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as domestic or foreign denominated commercial paper, certificates of deposits, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital (see "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments. The Trustees have authorized Vontobel to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Vontobel will consider the following factors: (1) the frequency of trades and quoted prices for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, Vontobel will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, Vontobel will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Securities Lending

               Under procedures adopted by the Trustees, each Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. A Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Loans will only be made if Vontobel believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, but it may call a loan if the benefits of voting outweigh the benefits to the Fund by leaving the securities on loan. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral as permitted by the SEC.

Borrowing

               The Funds may borrow from banks, from other funds advised by Janus Capital or its affiliates, or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Funds' borrowings for temporary or emergency purposes (not for leveraging or investment) are limited to an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this 33 1/3% limitation.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. The main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

               Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' prospectus.

Other Income-Producing Securities

               Other types of income producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If a portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               A Fund may purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Vontobel or its agent.

               Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Vontobel or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Funds, although the Funds' intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. Each Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by a Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing each Fund's margin payments in a segregated account with the Funds' custodian.

               Each Fund may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. Each Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

               Although each Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Each Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). Each Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar (a "proxy hedge")) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

               In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to that Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               A Fund may cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, such Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               Each Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               A Fund also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between such Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time.

               Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Vontobel will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Temporary Defensive Positions

               As described in the Prospectuses, when the portfolio manager of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. Government Securities

               Each Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

INVESTMENT ADVISER AND SUBADVISER
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INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

               Each Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments from its own resources to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to Vontobel Asset Management, Inc. pursuant to a subadvisory agreement between Janus Capital and Vontobel.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to these financial intermediaries. Janus Distributors LLC and its affiliates may pay for or sponsor informational meetings for financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the following annual rates:

U.S. Value Fund

Average Daily Net Assets of
U.S. Value Fund                                                Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.96
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75

International Equity Fund

Average Daily Net Assets of
International Equity Fund                                      Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.99
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75

               Until at least September 30, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee applica-ble to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                               Expense Limit
Fund Name                                                      Percentage (%)
-----------------------------------------------------------------------------
U.S. Value Fund                                                    0.90%
International Equity Fund                                          1.00%

               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.

               The following table shows the total dollar amounts of advisory fees paid by Vontobel U.S. Value Fund (the "U.S. Value Predecessor Fund") and Vontobel International Equity Fund (the "International Equity Predecessor Fund") before their reorganization into U.S. Value Fund and International Equity Fund, respectively, for the periods indicated. Information is based on the historical advisory fee rates charged by U.S. Value Predecessor Fund's and International Equity Predecessor Fund's former investment adviser, Vontobel.

                                       Fiscal year ended    Fiscal year ended    Fiscal year ended
                                       December 31, 2000    December 31, 2001    December 31, 2002
                                         Fees Payable         Fees Payable         Fees Payable
--------------------------------------------------------------------------------------------------
U.S. Value Predecessor Fund               $  616,564           $1,167,082            $876,616
International Equity Predecessor
  Fund                                    $1,473,957           $  830,594            $361,230

               Each Fund's Advisory Agreement is dated August 5, 2003, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

SUBADVISER - VONTOBEL ASSET MANAGEMENT, INC.

               Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

               Janus Capital has entered into a subadvisory agreement (a "Subadvisory Agreement") on behalf of each Fund with Vontobel. The Subadvisory Agreements obligates Vontobel to: (i) make investment decisions on behalf of the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

               The Funds pay no fees directly to Vontobel as the subadviser. Under the Subadvisory Agreements, Vontobel is compensated with respect to the Funds by Janus Capital at the following annual rates:

U.S. Value Fund

Average Daily Net Assets of                                      Annual Rate
U.S. Value Fund                                                 Percentage(%)
-----------------------------------------------------------------------------
First $100 Million                                                  0.74%
Increment between $100 Million and $300 Million                    0.415%
Increment between $300 Million and $500 Million                    0.365%
Increment between $500 Million and $1 Billion                      0.325%
Increment between $1 Billion and $1.4 Billion                      0.285%
Increment equal to or in excess of $1.4 Billion                    0.215%

International Equity Fund

Average Daily Net Assets of the                                    Annual Rate
International Equity Fund                                         Percentage(%)
---------------------------------------------------------------------------------
First $500 Million                                                   0.408%
Increment between $500 Million and $1 Billion                        0.325%
Increment between $1 Billion and $1.4 Billion                        0.285%
Increment equal to or in excess of $1.4 Billion                      0.215%

               Each Subadvisory Agreement is dated August 5, 2003. The initial term of each Subadvisory Agreement will continue until July 1, 2005. Each Subadvisory Agreement is subject to termination by Janus Capital or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement with respect to the relevant Fund. Janus Capital and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to U.S. Value Predecessor Fund or International Equity Predecessor Fund for a certain period of time. This agreement also provides that Janus Capital would be required to pay certain liquidated damages to Vontobel if a Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. In addition, this Agreement contemplates that Janus Capital will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, portfolio manager of the Vontobel U.S. Value Fund, to remain at Vontobel. Any payments under this agreement would be made by Janus Capital and not by either of the Funds.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

               The Funds' Advisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held August 5, 2003. In approving the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds) and resources;

               - The terms of the proposed Investment Advisory Agreements;

               - The terms of the other proposed management and distribution agreements and the proposed Rule 12b-1 plan;

               - The scope and quality of the services that Janus Capital is expected to provide to the Funds;

               - The advisory fee rates to be payable to Janus Capital by the
                 Funds (and by Janus Capital to Vontobel) and by other funds and client accounts managed by Janus Capital and payable by comparable funds managed by other investment advisers;

               - The pro forma total expense ratios of the Funds and of
                 comparable funds managed by other advisers; and

               - Compensation to be payable by the Funds to affiliates of Janus
                 Capital for other services.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

APPROVAL OF SUBADVISORY AGREEMENTS

               The Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held August 5, 2003. In approving the Funds' Subadvisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates and by Vontobel. In addition to the factors the Trustees considered in their review of the Investment Advisory Agreements, among other things, the Trustees considered information about:

               - Vontobel and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - The terms of the proposed Subadvisory Agreements;

               - The scope and quality of the services that Vontobel is expected to provide to the Funds;

               - The historical investment performance of the Vontobel funds and that of comparable funds managed by other advisers over various periods; and

               - That Janus Capital and not the Funds are obligated to pay
                 Vontobel for services Vontobel provides to the Funds pursuant to the proposed Subadvisory Agreements.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND VONTOBEL

               Vontobel acts as adviser for other mutual funds, as well as a Luxembourg investment fund, and provides separate account adviser services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. If a number of accounts managed by Vontobel are contemporaneously engaged in the purchase or sale of the same security, Vontobel may consolidate or bunch brokerage orders of different clients. Bunching such orders may result in administrative efficiency, lower commission rates and minimization of performance differentials between similar accounts. Vontobel does not bunch orders of proprietary or employee accounts with client accounts. Overall execution costs on bunched trades will generally be equivalent to or lower than those incurred for individually placed trades. Vontobel has adopted policies and procedures designed to assure that trade allocations take place on a reasonable and equitable basis. Vontobel's portfolio managers determine the number of shares required to be purchased or sold for each account eligible to participate in bunched trades, and place orders for the number or shares determined by the pre-trade allocation for each participating account. Vontobel's operations staff transmits allocation instructions to the executing broker in accordance with the pre-trade allocation by the end of the trade day. Each participating account will generally receive the average price for the bunched trade during the day, including commissions. If less than the total order is executed during the day, Vontobel will allocated to each account the proportion of the partially executed trade that corresponds to the account's original allocation. From time to time, Vontobel's portfolio managers may be obliged to deviate from this pre-trade allocation policy; in such cases Vontobel requires that the reason for any such deviation be noted on the trade ticket and that the trade in question be handled in the most reasonable and equitable manner permitted by the circumstances.

               Each account managed by Vontobel has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that their personnel (i) at all times place first the interests of the Funds and other clients of Janus Capital; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

               Employees of Vontobel are not subject to the Janus Code of Ethics. Vontobel has adopted its own Code of Ethics ("Code") which it has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Vontobel. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Vontobel to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, unless such affiliates are substantially wholly-owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of that Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, such Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of that Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

PROXY VOTING POLICIES AND PROCEDURES

               In order to fulfill its responsibilities with respect to voting proxies, Vontobel has adopted the following policies and procedures with regard to companies in our clients' investment portfolios, including the Funds.

               KEY OBJECTIVES

               The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board, these objectives also recognize that the company's shareholders must have final say over how management and the board are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

               Therefore, Vontobel will pay particular attention to the following matters in exercising its proxy voting responsibilities as a fiduciary for the Funds:

               ACCOUNTABILITY. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board, and the board should be accountable to shareholders.

               ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS. Each company should endeavor to align the interests of management and the board with the interests of the company's shareholders. For example, Vontobel generally believes that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

               TRANSPARENCY. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

               DECISION METHODS

               This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies, such as the Funds. A client can change their proxy-voting decision at any time upon written notice.

               Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases Vontobel votes in strict accordance with ISS recommendations, but Vontobel reserves the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or Vontobel is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

               Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and Vontobel's interests or the interests of a person affiliated with Vontobel, on the other, Vontobel will resolve all conflicts by voting pursuant to ISS's recommendations with respect to registered investment company clients and will typically abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes with respect to non-registered investment company clients.

               Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109-3661, is the custodian of the domestic securities and cash of each Fund. Brown Brothers is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to Brown Brothers certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of each Fund and at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund, for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Investor Shares and Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at annual rates of up to 0.10% of the average daily net assets of the Investor Shares attributable to their customers and up to 0.25% of the average daily net assets of the Class I Shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services and for distribution related expenses.

               The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the Funds for the use of DST's shareholder accounting system. On August 25, 2003, JCGI announced it had signed a definitive agreement with DST under which JCGI will transfer to DST 32.3 million shares of DST common stock in exchange for 100% of a wholly-owned DST subsidiary that is currently part of DST's Output Solutions business segment. After the transaction closes, this subsidiary will be renamed JCG Partners and will hold a commercial printing and graphics design business and cash. JCGI will still own approximately 7.4 million shares of DST common stock. Subject to a number of closing conditions, including DST shareholder approval, this transaction is expected to close in the fourth quarter of 2003.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Funds' transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Funds' expenses through credits against the charges of DST and its affiliates. The Funds receive the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Funds' distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at net asset value per Share of the relevant Class.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Vontobel places the portfolio transactions of the Funds. Vontobel has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Vontobel may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               It is the general policy of Vontobel to select broker-dealers that Vontobel believes will obtain the best execution for the client, taking into consideration numerous factors, including price paid or received for a security, commissions charged, financial integrity and condition of the firm, ability to consummate and clear trades in an orderly and satisfactory manner, consistent quality of service, and broad market coverage resulting in a continuous flow of information concerning bids and offers. When Vontobel buys securities directly from or sells them to a dealer, trades are made on a net basis and there is a spread, which is the equivalent of a commission.

               Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

               In addition to the factors set forth above, Vontobel may consider brokerage and research services in selecting broker/dealers, subject to Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"). These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, securities, industries or specific country markets; information on economic factors and trends, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities; assistance with portfolio strategies, performance analysis and risk measurement analysis. Furthermore, such research services may be provided in the form of access to various computer-generated data, computer software and hardware used in security analyses; portfolio performance evaluation services; technical market analyses; and meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. These services may be produced or provided by the broker-dealer or produced by a third party and provided by the broker-dealer in accordance with Section 28(e). Vontobel may pay a broker-dealer that provides brokerage and research services commissions in excess of the amount another broker-dealer might have charged for effecting the same securities transaction if Vontobel determines in good faith that the amount paid is reasonable in relation to the services provided. Some of the brokerage and research services may benefit Vontobel's clients as a whole, while others may benefit a specific segment of Vontobel's clients. Vontobel does not attempt to match a particular client's trade executions with broker-dealers that provide brokerage and research services directly benefiting such client's account.

               To the extent that Vontobel uses a particular research product or service for non-research purposes (as defined in Section 28(e)), Vontobel makes a reasonable allocation of the cost of the product or service according to its use and pays cash for that portion attributable to non-research or administrative uses.

               Vontobel currently use approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows Vontobel to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

               While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. Vontobel may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

               The following table lists the total amount of brokerage commissions paid by U.S. Value Predecessor Fund and International Equity Predecessor Fund prior to their reorganization into U.S. Value Fund and International Equity Fund, respectively, for the former fiscal periods ending on December 31 of each year:

                                                             2000       2001       2002
-----------------------------------------------------------------------------------------
U.S. Value Predecessor Fund                                $314,380   $279,183   $255,623
International Equity Predecessor Fund                      $607,902   $455,933   $461,911

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

               Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/03-Present     Formerly, President             61               N/A
 100 Fillmore Street                                    (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation. Formerly,
                                                        Chairman and Director (1978-
                                                        2002) of Janus Capital
                                                        Corporation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation.
------------------------------------------------------------------------------------------------------------------------
 Mark B. Whiston**    Trustee          5/03-Present     President, Chief Executive      2                N/A
 100 Fillmore Street                                    Officer and Director Janus
 Denver, CO 80206                                       Capital Group Inc. (since
 Age 41                                                 1/1/03); President and Chief
                                                        Executive Officer, Janus
                                                        Capital Management LLC (since
                                                        9/1/02). Formerly, President
                                                        of Retail and Institutional
                                                        Services, Janus Capital
                                                        (11/00-9/02); Vice President
                                                        and Chief Marketing Officer of
                                                        Janus Capital Corporation
                                                        (Janus Capital's predecessor)
                                                        (3/91-11/00)
------------------------------------------------------------------------------------------------------------------------

 * The Funds will treat Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Samuel Boyd, Jr.     Trustee          8/03- Present    Manager (since 1978) of         2                Director, World
 100 Fillmore Street                                    Customer Service Operations                      Funds Inc., The
 Denver, CO 80206                                       and Accounting Division,                         World Insurance
 Age 62                                                 Potomac Electric Power                           Trust, Vontobel
                                                        Company, Washington, D.C.                        Funds USA and
                                                                                                         Satuit Capital
                                                                                                         Management
                                                                                                         Trust
------------------------------------------------------------------------------------------------------------------------
 Thomas I. Florence   Trustee          5/03-Present     Consultant. President,          2                N/A
 100 Fillmore Street                                    Dividend Capital Securities
 Denver, CO 80206                                       LLC (since July 2003).
 Age 40                                                 Formerly, President
                                                        Morningstar Investment
                                                        Services (3/00-12/02) and
                                                        Managing Director, Pilgrim
                                                        Baxter & Associates
                                                        (12/96-3/00)
------------------------------------------------------------------------------------------------------------------------
 Arthur F. Lerner     Trustee          5/03-Present     Retired. Formerly, Senior Vice  2                Director,
 100 Fillmore Street                                    President Arnhold and S.                         Sthenos Capital
 Denver, CO 80206                                       Bleichroeder (investment                         (United
 Age 60                                                 manager) (12/69-1/03)                            Kingdom)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          5/03-Present     Private Investor. Formerly      61               Director, Red
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Robin Gourmet
 Denver, CO 80206                                       Officer- Boston Market                           Burgers, Inc.
 Age 59                                                 Concepts, Boston Chicken Inc.,
                                                        Golden, CO (a restaurant
                                                        chain)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          5/03-Present     Professor of Business,          61               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO. (since                     and Neocore
 Age 59                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm)
------------------------------------------------------------------------------------------------------------------------
 Maureen T. Upton     Trustee          5/03-Present     Formerly, Director of Sales     2                N/A
 100 Fillmore Street                                    and Marketing, Intelligent
 Denver, CO 80206                                       Markets, Inc. (3/00-3/03);
 Age 37                                                 Associate Equities Division,
                                                        Goldman Sachs & Co. (8/98-
                                                        1/00)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Thomas A. Early      Vice President and         05/03-Present              Senior Vice President, General
 100 Fillmore Street  General Counsel                                       Counsel, Chief Corporate Affairs
 Denver, CO 80206                                                           Officer, and Secretary of Janus
 Age 47                                                                     Capital and Janus Capital Group
                                                                            Inc.; Vice President, General
                                                                            Counsel and Secretary of Janus
                                                                            Services LLC, Janus Capital
                                                                            International LLC, Janus
                                                                            Institutional Services LLC, Janus
                                                                            Distributors LLC and the Janus
                                                                            Foundation; Vice President, General
                                                                            Counsel and Director to Janus
                                                                            International (Asia) Limited and
                                                                            Janus International Limited;
                                                                            Director for Janus Capital Trust
                                                                            Manager Limited, Janus World
                                                                            Principal Protected Funds and Janus
                                                                            World Funds; and Board member of
                                                                            Janus Global Funds SPC. Formerly,
                                                                            Interim Director of Janus Capital
                                                                            (2002-2003); Director (2001) of
                                                                            Janus Distributors, Inc. and Janus
                                                                            Services, Inc.; General Counsel,
                                                                            Secretary and Director (2000-2002)
                                                                            of Janus International Holding,
                                                                            Inc.; Executive Vice President and
                                                                            General Counsel (1997-1998) of
                                                                            Prudential Investments Fund
                                                                            Management LLC.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Anita E. Falicia     Vice President, Treasurer  05/03-Present              Vice President of Investment
 100 Fillmore Street  and Principal Accounting                              Accounting of Janus Capital.
 Denver, CO 80206     Officer                                               Formerly, Assistant Vice President
 Age 34                                                                     (2000-2002) of Investment
                                                                            Accounting of Janus Capital or
                                                                            Janus Capital Corporation; Director
                                                                            (1999-2000) of Investment
                                                                            Accounting of Janus Capital
                                                                            Corporation; and Director
                                                                            (1997-1999) of Fund Accounting of
                                                                            Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital,
 Denver, CO 80206                                                           Janus Distributors LLC and Janus
 Age 37                                                                     Services LLC. Formerly, Assistant
                                                                            Vice President (1997-1999) and
                                                                            Associate Counsel (1995-1999) for
                                                                            Janus Capital Corporation and
                                                                            Assistant Vice President
                                                                            (1998-2000) for Janus Service
                                                                            Corporation.
---------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and         05/03-Present              Vice President of Domestic Funds
 100 Fillmore Street  Secretary                                             and Assistant General Counsel of
 Denver, CO 80206                                                           Janus Capital; Vice President and
 Age 37                                                                     Assistant General Counsel of Janus
                                                                            Distributors LLC and Janus Services
                                                                            LLC. Formerly, Assistant Vice
                                                                            President (1997-1999) of Janus
                                                                            Capital Corporation; Chief
                                                                            Compliance Officer, Director and
                                                                            President (1997-1999) of Janus
                                                                            Distributors, Inc.; and Assistant
                                                                            Vice President (1998-2000) of Janus
                                                                            Service Corporation.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   05/03-Present              Vice President and Chief Compliance
 100 Fillmore Street  Compliance Officer                                    Officer of Janus Capital and Janus
 Denver, CO 80206                                                           Distributors LLC; and Assistant
 Age 45                                                                     Vice President of Janus Services
                                                                            LLC. Formerly, Senior Vice
                                                                            President and Director (1985-2000)
                                                                            of Mutual Fund Compliance for Van
                                                                            Kampen Funds.
---------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief        10/03-Present              Executive Vice President and Chief
 100 Fillmore Street  Executive Officer                                     Operating Officer of Janus Capital
 Denver, CO 80206                                                           Group Inc.; and Executive Vice
 Age 51                                                                     President and Chief Operating
                                                                            Officer of Janus Capital Management
                                                                            LLC. Formerly, President and Chief
                                                                            Executive Officer of ICMA
                                                                            Retirement Corporation (1993-
                                                                            2003).
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and Chief   05/03-Present              Senior Vice President and Chief
 100 Fillmore Street  Financial Officer                                     Financial Officer of Janus Capital
 Denver, CO 80206                                                           and Janus Capital Group Inc., Janus
 Age 41                                                                     Services LLC, Janus Distributors
                                                                            LLC, Janus Capital International
                                                                            LLC and Janus Institutional
                                                                            Services LLC; Vice President,
                                                                            Treasurer, Chief Financial Officer
                                                                            and Director of Janus International
                                                                            Limited; Director of Janus Capital
                                                                            Trust Manager Limited, Janus World
                                                                            Principal Protected Funds, Janus
                                                                            International (Asia) Limited and
                                                                            Janus World Funds, and Board member
                                                                            of Janus Global Funds SPC.
                                                                            Formerly, Interim Director of Janus
                                                                            Capital (2002-2003); Vice President
                                                                            of Finance, Treasurer, Chief
                                                                            Financial Officer (2001-2002) for
                                                                            Janus International Holding, Inc.;
                                                                            Managing Director, Treasurer and
                                                                            Head of Corporate Finance and
                                                                            Reporting (1998-2001) for Putnam
                                                                            Investments; and Senior Vice
                                                                            President of Financial Planning and
                                                                            Analysis (1996-1998) for Lehman
                                                                            Brothers, Inc.
---------------------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital
 Denver, CO 80206                                                           and Janus Services LLC. Formerly,
 Age 35                                                                     Vice President and Senior Legal
                                                                            Counsel (1995-1999) for Stein Roe &
                                                                            Farnham, Inc.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has four standing committees that each perform specialized functions: an Audit Committee, a Brokerage Committee, a Nominating and Governance Committee and a Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee functions is provided in the following table:

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR*
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      Dennis B. Mullen       N/A
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Samuel Boyd, Jr.
              the audit process, and the Funds'    Arthur F. Lerner
              process for monitoring compliance
              with investment restrictions and
              applicable laws and the Funds' Code
              of Ethics. The Committee's review
              of the audit process includes,
              among other things, the
              appointment, compensation and
              oversight of the auditors and pre-
              approval of audit and non-audit
              services.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    Thomas I. Florence     N/A
 COMMITTEE    regarding matters related to the     (Chairman)
              Trust's use of brokerage             Arthur F. Lerner
              commissions and placement of         Maureen T. Upton
              portfolio transactions.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            James T. Rothe         N/A
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          Thomas I. Florence
 COMMITTEE    planning Trustee meetings, and       Maureen T. Upton
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Funds.
----------------------------------------------------------------------------------------
 PRICING      Determines fair values of            Arthur F. Lerner       N/A
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          Samuel Boyd, Jr.
              quotations are not readily           Maureen T. Upton
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

* The Trust's committees were formed on May 9, 2003. The number of meetings held from May 9, 2003 to the date of this SAI was one for each of the Nominating and Governance and Pricing Committees and two for the Audit Committee.

               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Funds described in this SAI, as the Funds did not commence operations until after that date.


--------------------------------------------------------------------
                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                   SECURITIES IN ALL REGISTERED
                                   INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE                   TRUSTEE IN JANUS FUNDS
--------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------
 THOMAS H. BAILEY                  Over $100,000
--------------------------------------------------------------------
 MARK B. WHISTON                   Over $100,000
--------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------
 SAMUEL BOYD, JR.                  None
--------------------------------------------------------------------
 THOMAS I. FLORENCE                $10,001-$50,000
--------------------------------------------------------------------
 ARTHUR F. LERNER                  Over $100,000
--------------------------------------------------------------------
 DENNIS B. MULLEN                  Over $100,000
--------------------------------------------------------------------
 JAMES T. ROTHE                    Over $100,000
--------------------------------------------------------------------
 MAUREEN T. UPTON                  $1-$10,000
--------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Indepen-dent Trustees receives pension or retirement benefits from the Funds or other Janus Funds.

                                                Aggregate Compensation    Aggregate Compensation
                                                  from the Funds for     from the Janus Funds for
                                                  fiscal year ending        calendar year ended
Name of Person, Position                         February 29, 2004(1)      December 31, 2002(2)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Thomas H. Bailey(3)                                  $     0                   $      0
  Mark B. Whiston(4)                                   $     0                   $      0
INDEPENDENT TRUSTEES
  Samuel Boyd, Jr.(4)                                  $45,000                   $      0
  Thomas I. Florence(4)                                $45,000                   $      0
  Arthur F. Lerner(4)                                  $45,000                   $      0
  Dennis B. Mullen                                     $45,000                   $183,667
  James T. Rothe                                       $45,000                   $176,667
  Maureen T. Upton(4)                                  $45,000                   $      0

(1) The Funds' current fiscal year end is December 31. As soon as practicable following the reorganization, the Funds will change their fiscal year end to the end of February. The aggregate compensation from the Funds shown in the table is estimated for the fiscal period ending February 29, 2004. For the Funds' first full year March 1, 2004 through February 28, 2005, the estimated aggregate compensation from the Funds is as follows: Samuel Boyd, Jr. $50,000; Thomas I. Florence $50,000; Arthur F. Lerner $50,000; Dennis
     B. Mullen $50,000; James T. Rothe $50,000; and Maureen T. Upton $50,000.
(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
(4) Messrs. Whiston, Florence, Lerner and Ms. Upton were appointed as Trustees of the Trust on May 9, 2003, and Mr. Boyd was appointed as Trustee of the Trust on August 5, 2003. Prior to these dates, Messrs. Boyd, Whiston, Florence, Lerner and Ms. Upton did not serve as Trustees of any Janus Funds and therefore they did not receive any compensation from the Janus Funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of the Fund's securities and other assets attributable to that class, less liabilities, by the total number of shares outstanding. Valuations of securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or other information obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized broker-dealers. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated.

               A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Investor Shares of each Fund may be purchased directly. The Shareholder's Manual section of the Funds' Investor Shares Prospectus contains detailed information about the purchase of shares.

               Class I Shares, Class A Shares and Class C Shares of each Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order, provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Class I Shares, Class A Shares or Class C Shares.

               Your financial intermediary or plan documents will provide you with detailed information about investing in Shares of the Funds.

               In order to receive a day's price, your order for any class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination."

Investor Shares and Class I Shares

               Investor Shares and Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Class A Shares

               The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth below. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table below, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                    Sales Charge as a    Amount of Sales Charge Reallowed
                                                      Percentage of      to Financial Intermediaries as a
                                                     Offering Price*       Percentage of Offering Price
        Amount of Purchase at Offering Price        -----------------    --------------------------------
  Under $50,000                                           5.75%                        5.00%
  $50,000 but under $100,000                              4.50%                        3.75%
  $100,000 but under $250,000                             3.50%                        2.75%
  $250,000 but under $500,000                             2.50%                        2.00%
  $500,000 but under $1,000,000                           2.00%                        1.60%
  $1,000,000 and above                                    None**                       None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

               As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of a Fund, and other Janus Funds that are offered with a sales charge, to take advantage of lower sales charges.

Class C Shares

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Funds' distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Funds' shares are reinvested automatically in additional shares of the Funds at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               INVESTOR SHARES, CLASS I SHARES AND CLASS A SHARES
               As described in the Prospectuses, Investor Shares, Class I Shares and Class A Shares have each adopted distribution and shareholder servicing plans (the "Investor Shares Plan", "Class I Plan" and the "Class A Plan", respectively), in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Investor Shares, Class I Shares or Class A Shares of each Fund for activities which are primarily intended to result in sales of Investor Shares, Class I Shares or Class A Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Investor Shares Plan, Class I Plan or the Class A Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               CLASS C SHARES
               As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of each Fund. Up to 0.75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Plan permits the payment of up to 0.25% of this fee for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, each Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of the relevant class of that Fund or by vote of a majority of the 12b-1 Trustees.

               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A and Class C Shares.

REDEMPTIONS

               Redemptions of Investor Shares may be effected directly with the Funds. Procedures for redeeming shares are set forth in the Shareholder's Manual section of the Funds' Investor Shares Prospectus.

               Redemptions of Class I Shares, Class A Shares and Class C Shares, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemp-tion orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires a Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Funds - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               INVESTOR SHARES AND CLASS I SHARES
               A redemption fee of 1.00% will be deducted with respect to Investor Shares and Class I Shares of International Equity Fund redeemed within three months of purchase, unless waived, as discussed in the respective Prospectus.

               CLASS A SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

               CLASS C SHARES
               A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INVESTOR SHARES SHAREHOLDER ACCOUNTS

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Investor Shares Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

               ONLINE AND TELEPHONE TRANSACTIONS
               As stated in the Investor Shares Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               SYSTEMATIC REDEMPTIONS
               As stated in the Shareholder's Manual section of the Investor Shares Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Funds' portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

               TAX-DEFERRED ACCOUNTS
               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December. Each Fund declares and makes annual distributions of income (if any) in December.

               Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains (if applicable), would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

               Each Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

               As of October 9, 2003, all of the outstanding Investor Shares, Class I Shares, Class A Shares and Class C Shares of each Fund were owned by Janus Capital, which provided seed capital for the Funds.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 2, 2003. As of the date of this SAI, the Trust is offering two series of Shares, known as "Funds," each of which consists of four classes of shares. Additional series and/or classes may be created from time to time.

               The Funds were formed from the reorganization of Class A Shares and Class C Shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund of Vontobel Funds, Inc. into U.S. Value Fund and International Equity Fund of Janus Adviser, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares directly from Vontobel received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge received Class I Shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary with a sales charge received Class A Shares, and existing Vontobel U.S. Value Fund Class C shareholders received Class C Shares of the corresponding Fund(s). Vontobel U.S. Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. As soon as practicable following the reorganization, the Funds will change their fiscal year end to the last day of February.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer four classes of Shares. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Class I Shares, Class A Shares and Class C Shares are offered only through certain retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes. A shareholder is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each Share owned by the shareholder (the number of Shares owned times net asset value per Share) on any matter on which such shareholder is entitled to vote.

               Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon the written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting held on May 9, 2003, except for Samuel Boyd, Jr., who was elected at a meeting held on August 5, 2003. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Shareholders have the power to vote to elect or remove Trustees, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees. Shares of all Funds have noncumulative voting rights, which means that the holders of more than 50% of the Shares of all Funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               On October 10, 2003, the Funds participated in a tax-free reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares directly from Vontobel received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge received Class I Shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary with a sales charge received Class A Shares, and existing Vontobel U.S. Value Fund Class C shareholders received Class C Shares of the corresponding Fund(s). The Funds will not commence operations until October 13, 2003.

               U.S. VALUE FUND
               U.S. Value Fund commenced operations after the reorganization of Vontobel U.S. Value Fund (the "U.S. Value Predecessor Fund") into the Fund. The performance shown below reflects the historical performance of Class A Shares of U.S. Value Predecessor Fund prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of U.S. Value Predecessor Fund's fiscal year ended December 31, 2002. This information has been restated based on each Class' respective fees and expenses (ignoring any fee and expense limitations), which are expected to be equal to or higher than those of the Class A Shares of U.S. Value Predecessor Fund.

               INTERNATIONAL EQUITY FUND
               International Equity Fund commenced operations after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The performance shown below reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of the International Equity Predecessor Fund's fiscal year ended December 31, 2002. This information has been restated based on each class' respective fees and expenses (ignoring any fee and expense limitations), which are expected to be equal to or higher than those of the Class A Shares of International Equity Predecessor Fund.

INVESTOR SHARES

               The average annual total return before taxes of the Funds' Investor Shares for the period or years indicated would be:

                                                              Average Annual Total Return (Before Taxes)
                                                        -------------------------------------------------------
                                                          One Year     Five Year       Ten Year
                                            Number      Period Ended  Period Ended   Period Ended
                       Inception Date of   of Months    December 31,  December 31,   December 31,
Fund                   Predecessor Fund   in Lifetime       2002          2002           2002      Life of Fund
---------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND -
  INVESTOR SHARES*     March 30, 1990         153            (2.32%)      5.92%            12.32%     12.74%
INTERNATIONAL EQUITY
  FUND - INVESTOR
  SHARES*              July 6, 1990           150            (8.33%)     (2.76%)            4.54%    3.65%**

 * The performance shown is that of U.S. Value and International Equity Predecessor Funds, respectively, restated based on U.S. Value Fund's and International Equity Fund's expected higher fees and expenses.
** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Investor Shares of the Fund had been available during those earlier periods, distributions may have been different, and their after-tax returns may have been different from those shown.

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of December 31, 2002, is shown in the table below.

                                                                             Average Annual Return
                                                        Number           (After Taxes on Distributions)
                                  Inception Date of    of Months      One      Five      Ten
Fund Name                         Predecessor Fund    in Lifetime    Year      Years    Years   Life of Fund
------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND - INVESTOR
 SHARES*                           March 30, 1990         153        (3.11%)    4.88%   9.76%      10.25%
INTERNATIONAL EQUITY FUND -
 INVESTOR SHARES*                  July 6, 1990           150        (8.33%)   (4.02%)  3.12%     2.48%**

 * The performance shown is that of U.S. Value and International Equity Predecessor Funds, respectively, restated based on U.S. Value Fund's and International Equity Fund's expected higher fees and expenses.
** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of December 31, 2002, is shown in the table below.

                                                                    Average Annual Total Return
                                                          (After Taxes on Distributions and Redemptions)
                                                     ---------------------------------------------------------
                                                       One Year      Five Year       Ten Year
                                         Number      Period Ended   Period Ended   Period Ended
                                        of Months    December 31,   December 31,   December 31,
Fund                   Inception Date  in Lifetime       2002           2002           2002       Life of Fund
--------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND -
  INVESTOR SHARES*     March 30, 1990      153          (0.67%)         4.42%          9.08%          9.61%
INTERNATIONAL EQUITY
  FUND - INVESTOR
  SHARES*              July 6, 1990        150          (5.11%)        (1.85%)         3.68%          2.94%**

 * The performance shown is that of U.S. Value and International Equity Predecessor Funds, respectively, restated based on U.S. Value Fund's and International Equity Fund's expected higher fees and expenses.
** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

CLASS I SHARES

               The average annual total return before taxes of the Funds' Class I Shares for the period or years indicated would be:

                                                      Number      Average Annual Total Return (Before Taxes)
                              Inception Date of      of Months      One      Five       Ten
Fund Name                    the Predecessor Fund   in Lifetime    Year      Years     Years    Life of Fund
------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class I
  Shares*                     March 30, 1990            153        (2.54%)    5.77%    12.16%      12.61%
International Equity Fund -
  Class I Shares*             July 6, 1990              150        (8.50%)   (2.88%)    4.40%     3.52%**

 * The performance shown is that of U.S. Value and International Equity Predecessor Funds, respectively, restated based on U.S. Value Fund's and International Equity Fund's expected higher fees and expenses.
** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

CLASS A SHARES

               The average annual return before taxes assumes that (1) the maximum permitted initial sales load is deducted from the initial $1,000 payment; (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, if applicable, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class A Shares is shown in the table below.

                                                    Number      Average Annual Total Return (Before Taxes)
                              Inception Date of    of Months      One       Five      Ten
Fund Name                     Predecessor Fund    in Lifetime     Year      Years    Years    Life of Fund
----------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class A
  Shares*                     March 30, 1990          153         (7.73%)    4.83%   11.88%      12.39%
International Equity Fund -
  Class A Shares**            July 6, 1990            150        (13.49%)   (3.82%)   4.01%       3.24%***

  * The performance shown is that of U.S. Value Predecessor Funds, restated based on U.S. Value Fund's expected equal fees and expenses.
 ** The performance shown is that of International Equity Predecessor Fund, restated based on International Equity Fund's expected higher fees and expenses.
*** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

CLASS C SHARES

               The average annual return before taxes assumes that (1) the maximum permitted initial sales load is deducted from the initial $1,000 payment; (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares is shown in the table below.

                                                 Number      Average Annual Total Return (Before Taxes)
                                Inception       of Months      One       Five      Ten
Fund Name                        Date(1)       in Lifetime     Year      Years    Years    Life of Fund
-------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class C
  Shares*                     March 30, 1990       153         (5.18%)    5.05%   11.51%      12.02%
International Equity Fund -
  Class C Shares*             July 6, 1990         150        (10.86%)   (3.45%)   3.85%     2.98%**

 * The performance shown is that of U.S. Value and International Equity Predecessor Funds, respectively, restated based on U.S. Value Fund's and International Equity Fund's expected higher fees and expenses.
** Life of Fund returns reflect International Equity Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index and the Russell 1000 Value Index. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF VONTOBEL U.S. VALUE FUND AND VONTOBEL INTERNATIONAL EQUITY FUND (AUDITED)

               Schedule of Portfolio Investments as of December 31, 2002

               Statement of Operations for the period ended December 31, 2002

               Statement of Assets and Liabilities as of December 31, 2002

               Statements of Changes in Net Assets for the periods ended December 31, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report to Independent Certified Public Accountants

DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORT (UNAUDITED)

               Schedule of Portfolio Investments as of June 30, 2003

               Statement of Operations for the period ended June 30, 2003

               Statement of Assets and Liabilities as of December 31, 2002

               Statements of Changes in Net Assets for the periods ended June 30, 2003 and December 31, 2002

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

The portions of such Annual and Semi-Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Vontobel considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB -- lowest degree of
                                          speculation; C -- the highest degree
                                          of speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                  (JANUS LOGO)

                                       www.janus.com

                                       100 Fillmore Street
                                       Denver, Colorado 80206-4928
                                       1-800-525-0020